JPMORGAN TRUST I
INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid European Fund
(All Share Classes)

Supplement dated April 5, 2007
to the Prospectuses dated February 28, 2007

The information under the heading “The Funds’ Management and Administration — The Portfolio Managers — Intrepid European Fund” in the Prospectuses is hereby deleted in its entirety and replaced with the following:

The Fund is co-managed by Jonathan Ingram and John Baker. Mr. Ingram leads the high alpha team of the JPMorgan Funds European Equity Group. Mr. Ingram has been with JPMIM and its affiliates since 2000. Mr. Ingram is a CFA charterholder. Mr. Baker is a portfolio manager within the high alpha team of the JPMorgan Funds European Equity Group. Mr. Baker has been with JPMIM and its affiliates since 1994.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-IEPM-407